UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

CURRENT REPORT

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of Earliest Event Reported)  April 8, 2005

WIDEPOINT CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-23967	52-2040275
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Lincoln Centre, Oakbrook Terrace, Illinois 60181
(Address of principal executive offices, including zip code)

630-629-0003
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a — 12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b)  Effective as of April 8, 2005, Mark Fuller and John Crowley resigned from the Board of Directors of WidePoint Corporation ("WidePoint") pursuant to the contractual terms of an Agreement and Plan of Merger, dated March 24, 2004, by and among WidePoint and Chesapeake Government Technologies, Inc., a corporation formerly owned by Messrs. Fuller, Crowley and Jay Wright, as a result of notices terminating the employment and/or consulting agreements between WidePoint and each of Messrs. Fuller, Crowley and Wright.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIDEPOINT CORPORATION
By:	/s/ James T. McCubbin
James T. McCubbin Vice President and Chief Financial Officer

Dated:  April 12, 2005

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